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                                                                     EXHIBIT 21


                                GIANT GROUP, LTD.
                       SUBSIDIARY AS OF DECEMBER 31, 1995

CORPORATION                                      STATE OF INCORPORATION                              OWNERSHIP
-----------                                      ----------------------                              ---------
KCC Delaware Company, Inc.                             Delaware                                         100%